UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 5, 2013

Scientific Learning Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-24547	94-3234458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Frank H. Ogawa Plaza, Suite 800
Oakland, CA 94612
(Address of principal executive offices, including zip code)

(510) 444-3500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Purchase Agreement

On April 5, 2013, Scientific Learning Corporation (the “Company”) entered into a Subordinated Note and Warrant Purchase Agreement (the “Purchase Agreement”) with the purchasers set forth on the signature page thereto (the “Purchasers”), pursuant to which the Company issued to the Purchasers subordinated notes in the aggregate principal amount of $4,600,000 (the “Notes”) and warrants to purchase an aggregate of 1,846,940 shares of the Company’s common stock, par value $0.001 per share (the “Warrant Shares”).  The Notes bear simple interest at a rate of 12% per annum.  From the issuance date through the first anniversary thereof, the Company will pay accrued and unpaid interest quarterly in arrears by increasing the principal amount of each Note and thereafter will pay accrued and unpaid interest in cash in arrears on July 31, 2014, November 30, 2014 and the final payment date.  The Notes mature on April 5, 2015.  The Company intends to use the proceeds of this issuance for the repayment of outstanding indebtedness, working capital and general corporate purposes.

The Company will be required to repay 101% of the aggregate principal amount the Notes if the Company consummates a Change of Control (as defined in the Purchase Agreement). Additionally, the principal balance of the Notes may become immediately due and payable upon an Event of Default (as defined in the Purchase Agreement). The Company may prepay the Notes in whole or in part at any time.  Upon any prepayment, the Company will be required to pay a prepayment premium equal to the net present value of future interest amounts that would have been due on such principal amount had interest accrued through the maturity date.

The Purchase Agreement also contains various representations and warranties, and affirmative and negative covenants, including restrictions on the ability of the Company and its subsidiaries to incur additional indebtedness.

The Purchasers include Nantahala Capital Partners, Limited Partnership, Nantahala Capital Partners II, Limited Partnership, Blackwell Partners, LLC, Trigran Investments, L.P., Trigran Investments, L.P. II, RJ Partners LLC, Paula A. Tallal, Revocable Trust, Noel Moore, The Rodman W. Moorhead III Revocable Trust, Robert Bowen and Jane A. Freeman Living Trust.  Certain of the Purchasers are directors, officers or affiliates of the Company.

Warrants

In connection with the execution of the Purchase Agreement, on April 5, 2013, the Company issued to the Purchasers warrants to purchase an aggregate of 1,846,940 shares of Common Stock immediately exercisable at an exercise price initially equal to $1.03 per share (the “Warrants”). The number of shares of Common Stock into which the Warrants are exercisable and the exercise price will be adjusted to reflect any stock splits, payment of stock dividends, recapitalizations, reclassifications or other similar adjustments in the number of outstanding shares of Common Stock. The exercise price may also be adjusted to reflect certain dividends or other distributions, including distributions of stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or similar transaction.

The exercise price may be paid, at the election of the holder, in cash or pursuant to certain cashless exercise provisions. In connection with certain Merger Events (as defined in the Warrants), the holder may have the option to receive, in exchange for the Warrant, cash in an amount equal to the Black-Scholes Value of the Warrant (as defined in the Warrants).

Registration Rights Agreement

In connection with the Purchase Agreement, the Company entered into a Registration Rights Agreement with the Purchasers (the “Registration Rights Agreement”) obligating the Company to register for resale the shares of Common Stock issuable upon the exercise of the Warrants on a registration statement on Form S-3 to be filed with the Securities and Exchange Commission within 45 days after the date that a request is received from holders holding a majority of Registrable Securities (as defined in the Registration Rights Agreement). The Registration Rights Agreement will terminate on April 5, 2021.

Security Agreement

In connection with the Purchase Agreement, the Company entered into a Security Agreement with the Purchasers (the “Security Agreement”) pursuant to which, as security for the Company’s repayment of its obligations under the Notes, the Company granted to the Purchasers a security interest in substantially all of its property and interests in property, except as otherwise limited in the Security Agreement.

Amendment to Comerica Loan and Security Agreement

On April 5, 2013, the Company entered into an amendment (the “Comerica Amendment”) to its amended and restated loan and security agreement, dated as of February 9, 2012 (as amended), by and between the Company and Comerica Bank.  The Comerica Amendment amends certain covenants, accounts for the transactions consummated under the Subordinated Note and Warrant Purchase Agreement and provides a waiver for a covenant violation for the period ending February 28, 2013.

The foregoing summaries of the Purchase Agreement, the Warrants, the Registration Rights Agreement, the Security Agreement and the Comerica Amendment do not purport to be complete and are qualified in their entirety by reference to such agreements.  In addition, on April 8, 2013 the Company issued a press release titled “Scientific Learning Announces Debt Placement of $4.6 Million and Renewal of Credit Line.” A copy of the press release is included as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The disclosure set forth above under Item 1.01 relating to the Purchase Agreement is hereby incorporated by reference into this Item 2.03.

ITEM 3.02.	UNREGISTERED SALES OF EQUITY SECURITIES.

The Warrants described in Item 1.01 above were offered and sold in reliance upon the exemption from registration provided by Section 4(2) under the Securities Act of 1933 (the “Securities Act”). The Purchase Agreement contains representations to support the Company’s reasonable belief that the Purchasers had access to information concerning its operations and financial condition, that the Purchasers are acquiring the Warrants for their own account and not with a view to the distribution thereof, and that the Purchasers are each an “accredited investor” as defined by Rule 501 promulgated under the Securities Act.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

99.1	Press Release dated April 8, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Scientific Learning Corporation

By:	/s/ Christopher J. Brookhart
Christopher J. Brookhart Senior Vice President and General Counsel

Date: April 11, 2013

EXHIBIT INDEX

99.1	Press Release dated April 8, 2013.